Rule 497(e)
Registration Nos. 333-258722 and 811-23725

Valkyrie ETF Trust II

(the “Trust”)

Valkyrie Balance Sheet Opportunities ETF

(the “Fund”)

June 2, 2022

Supplement To the Fund’s Summary Prospectus and Prospectus
Dated December 15, 2021

Notwithstanding anything to the contrary in the Fund’s Summary Prospectus and Prospectus, the fifth sentence of the third paragraph under the section titled “Principal Investment Strategies” is hereby revised as follows:

“The Fund may also invest up to 20% of its net assets (at the time of purchase) in non-U.S. securities (including securities issued by companies operating in emerging market countries) either directly or through the use of American Depositary Receipts.”

Please Retain This Supplement for Future Reference.